                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Pope & Talbot, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                      [LETTERHEAD OF POPE & TALBOT, INC.]



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   ----------------------------------------
                           To Be Held April 26, 2001


     We cordially invite you to attend the Annual Meeting of Shareholders of Pope & Talbot, Inc. (the "Company"), a Delaware corporation, to be held at the RiverPlace Hotel, 1510 Southwest Harbor Way, Portland, Oregon on Thursday, April 26, 2001, at 1:30 p.m., for the following purposes:

     1. To elect three persons to the Board of Directors of the Company to serve for a term of three years;

     2. To approve amendments to the Company's Employee Stock Option Plan to authorize 500,000 additional shares of common stock for issuance under the plan and make certain other changes;

     3. To approve amendments to the Company's 1996 Non-Employee Director Stock Option Plan to increase the number of shares granted as the initial and annual stock option grants under the plan and make certain other changes;

     4.   To ratify the selection of independent public accountants for 2001;
          and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 2, 2001 are entitled to receive notice of and to vote at the Annual Meeting.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you currently intend to be present personally at the Annual Meeting, you are urged to complete, date, sign and return the accompanying proxy in the enclosed, self-addressed envelope requiring no postage if mailed in the United States. You may still vote in person if you attend the Annual Meeting.



                                    /s/ Maria M. Pope

                                    Maria M. Pope
                                    Vice President, Chief Financial Officer
                                    and Secretary


Portland, Oregon
March 23, 2001

                                PROXY STATEMENT
                                ---------------

General
-------

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting to be held on April 26, 2001 and at any adjournment thereof. You may revoke it at any time before its use by a written communication to Maria M. Pope, Vice President, Chief Financial Officer and Secretary of the Company, or by a duly executed proxy bearing a later date. Shareholders attending the Annual Meeting may vote their shares in person even though they have already submitted a proxy. Properly executed proxies not revoked will be voted in accordance with the specifications thereon at the Annual Meeting and at any adjournment thereof.

     Only shareholders of record at the close of business on March 2, 2001 are entitled to vote at the Annual Meeting. On that date, the Company had 13,866,689 outstanding shares of common stock entitled to vote. Each share is entitled to one vote except that the election of directors will be conducted pursuant to cumulative voting. Under cumulative voting, each share of common stock is entitled to one vote multiplied by the number of directors to be elected, and that number of votes may be cast for one director or may be distributed among any number of directors as designated by the shareholder or his or her proxy. The Company intends to mail this proxy statement and proxy card, together with the 2000 Annual Report, to its shareholders on March 23, 2001.

     Shares of common stock represented by proxies in the accompanying form that are properly executed and returned to the Company will be voted at the Annual Meeting in accordance with the shareholders' instructions contained in such proxies. Where no such instructions are given, the shares will be voted for the election of directors, as described herein, for approval of the amendments to the Employee Stock Option Plan, for approval of the amendments to the 1996 Non-Employee Director Stock Option Plan, for ratification of Arthur Andersen LLP as the Company's independent public accountants for 2001, and at the discretion of the proxy holders, on such other matters as may come before the Annual Meeting.

     A majority of the shares of the Company's common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. In all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be required. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions and broker nonvotes are each included in the number of shares present for quorum purposes. Abstentions, which may be specified on all proposals other than the election of directors, are counted in tabulations of the votes cast on proposals presented to shareholders and will have the same effect as negative votes, whereas broker nonvotes are not counted for purposes of determining whether a proposal has been approved.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS
                             ---------------------

     The Board of Directors presently consists of nine directors divided into three classes serving staggered three-year terms. Three directors are to be elected at the Annual Meeting, each to hold office until the 2004 Annual Meeting of Shareholders and until a successor has been elected and qualified. Current director Hamilton Budge is retiring from the Board of Directors as of the Annual Meeting and is not standing for reelection. Six directors will continue to serve in accordance with their prior elections. Unless otherwise instructed, the proxy holders named on the enclosed proxy card intend to use the cumulative voting right described above to distribute the votes represented by proxies in such proportion as they shall determine between the three nominees or their substitutes so as to elect the maximum number of such persons. The Board of Directors expects that all of these nominees will be available for election, but if any of these nominees is not so available at the time of the Annual Meeting, proxies received will be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors unanimously recommends a vote for election of all of the nominees as directors.

Certain Information Regarding Directors and Officers
----------------------------------------------------

     The names of the nominees and the directors continuing in office, their ages, the year each first became a director, their principal occupations during at least the last five years and other directorships held by each are set forth below:

Nominees For Election To The Board Of Directors
------------------------------------------------

For a Three-Year Term Expiring in 2004

     Charles Crocker, age 62, has been a director of the Company since 1986. Mr. Crocker is also a member of the Board's Audit Committee. Since September 1997, Mr. Crocker has served as Chairman of the Board and Chief Executive Officer of BEI Technologies, Inc., a diversified electronics company specializing in electronic sensors and motion control products, and as Chairman of the Board of BEI Medical Systems Company, a medical device company specializing in diagnostic and therapeutic products for the women's health care market. From 1974 until September 1997, Mr. Crocker served as Chairman of the Board of BEI Electronics, Inc., a diversified technology firm. He has been President of Crocker Capital, a private venture capital firm, since 1985. Mr. Crocker is also a director of Fiduciary Trust Company International.

     Michael Flannery, age 57, has been a director of the Company since September 1995, when he was also elected President of the Company. In August 1999, he became President and Chief Executive Officer of the Company, and in August 2000, he became Chairman of the Board of the Company. From August 1987 to September 1995, he was Group Vice President of Wood Products for the Company.

     Robert G. Funari, age 52, is being recommended by the Board as a new Director and will serve as a member of the Human Resources and Nominating Committee. Mr. Funari has served as Chief Executive Officer for Syncor International Corporation, a pharmacy services company specializing in radiopharmaceutical products, since July 1996 and as President of Syncor since January 1996. He joined Syncor in August 1993 as Executive Vice President and Chief Operating Officer. Prior to joining Syncor, Mr. Funari was Executive Vice President and General Manager for McKesson Drug Company.

Members Of The Board Of Directors Continuing In Office
------------------------------------------------------

Term Expiring in 2002

     Lionel G. Dodd, age 61, has been a director of the Company since 1999. Mr. Dodd is also a member of the Board's Audit Committee. Mr. Dodd is an independent consultant. Mr. Dodd was the President and Chief Executive Officer of Versacold Corporation, a temperature sensitive food logistics company based in Vancouver, British Columbia, from May 1996 until January 2000. He was previously the Chief Operating Officer of Olympia and York Enterprises, based in Toronto from June 1988 to April 1993.

     Kenneth G. Hanna, age 64, has been a director of the Company since 1998. Mr. Hanna is also a member of the Board's Human Resources and Nominating Committee. Mr. Hanna is a consultant for Aber Diamond Corporation, a Canadian diamond development company. From September 1996 until his retirement in September 1999, Mr. Hanna was the President and Chief Executive Officer of Aber Diamond Corporation. He was a partner with Hanna Heppel Bell & Visosky, corporate finance lawyers, from 1992 to 1997. Mr. Hanna is also a director of Aber Diamond Corporation and the Canadian Venture Exchange Inc.

     Robert Stevens Miller, Jr., age 59, has been a director of the Company since 1993. Mr. Miller is also a member of the Board's Audit and Human Resources and Nominating Committees. Mr. Miller has been the Chairman of Federal-Mogul Corporation, an automotive parts manufacturer, since September 2000. In 2000, Mr. Miller was a strategic advisor to the Chairman of Aetna, Inc. From November 1999 to February 2000, he was President and a director of Reliance Group Holdings, an insurance holding company. During 1997 and 1998, he was the Chairman of the Board of Waste Management, Inc., an international provider of waste management services. Since September 1996, Mr. Miller has been the Vice Chairman of the Board of Washington Group, Inc. (formerly Morrison Knudsen Corporation), an engineering and construction company, and from April 1995 to September 1996 he was the Chairman of the Board. Mr. Miller is also a director of Symantec, Inc. and Waste Management, Inc.

Term Expiring in 2003

     Gordon P. Andrews, age 44, has been a director of the Company since 1994. Mr. Andrews is also a member of the Board's Audit and Human Resources and Nominating Committees. Since 1982, Mr. Andrews has been associated with Andrews Associates, Inc., a management consulting firm, as a director and in various management positions. He has been the President of Andrews Associates, Inc. since 1993. Mr. Andrews was Vice President of Institutional Sales for Shearson Lehman Brothers from 1990 to 1992.

     Peter T. Pope, age 66, has been a director of the Company since 1962. From 1971 until his retirement on July 31, 1999, Mr. Pope was Chief Executive Officer of the Company. He continued to serve as Chairman of the Board until July 31, 2000, a position he held since 1971. From 1990 to September 1995, he was also President of the Company. Mr. Pope is also a director of the Newhall Land and Farming Company and Pope MGP, Inc. and Pope EGP, Inc., General Partners of Pope Resources. Mr. Pope is the father of Maria M. Pope, Vice President and Chief Financial Officer of the Company.

     Brooks Walker, Jr., age 72, has been a director of the Company since 1981. Mr. Walker is also the Chairman of the Board's Audit Committee and a member of the Human Resources and Nominating Committee. Since 1988, Mr. Walker has been General Partner of Walker Investors, a venture capital investment partnership. Mr. Walker is also a director of The Gap, Inc.


                       SECURITY OWNERSHIP OF MANAGEMENT
                       --------------------------------

     The following table sets forth information, as of January 31, 2001, regarding the number of shares of the common stock of the Company beneficially owned by each director, by each nominee for director, by each of the executive officers named in the Summary Compensation Table below, and by all directors and executive officers as a group. Except as otherwise noted, the directors and named executive officers and all directors and officers as a group have sole voting and investment power with respect to the shares listed.

                                   Amount and Nature of Beneficial Ownership
                           -------------------------------------------------------
                                               Options Excercisable                        Percent of
   Name of Individual          Currently         Within 60 Days of                        Outstanding
  or Identity of Group           Owned           January 31, 2001          Total          Common Stock
------------------------   --------------    -----------------------   -----------   -------------------
Gordon P. Andrews             209,784/(1)/             17,442             227,226             1.6%
Hamilton W. Budge              20,000                  17,442              37,442             /(6)/
Charles Crocker                 1,000                  11,720              12,720             /(6)/
Lionel G. Dodd                  1,000                   7,297               8,297             /(6)/
Michael Flannery               51,815/(2)/            125,857             177,672             1.3%
Abram Friesen                   7,800                  12,600              20,400             /(6)/
Robert G. Funari                    -                       -                   -             /(6)/
Kenneth G. Hanna               10,000/(3)/             14,669              24,669             /(6)/
Robert Stevens Miller, Jr.      1,000/(2)/             17,442              18,442             /(6)/
Maria M. Pope                  66,416/(4)/             20,596              87,012             /(6)/
Peter T. Pope                 367,964/(5)/            220,809             588,773             4.2%
Brooks Walker, Jr.              1,600                  17,442              19,042             /(6)/


All directors and
executive officers as
a group (12 persons)          738,379                 483,316           1,221,695             8.5%

     (1) Includes 30,308 shares for which Mr. Andrews is co-trustee for his children and 21,320 shares for which his wife is trustee for his children. Mr. Andrews is Emily T. Andrews' son. See "Beneficial Ownership of Over 5% of Pope & Talbot Common Stock."

     (2) Investment and voting power shared with his wife.

     (3) Shares are held by an entity of which Mr. Hanna is the controlling shareholder.

     (4) Includes shares held jointly with Ms. Pope's husband. Also includes 5,581 shares held in trust for the benefit of her children of which she is trustee.

     (5) Includes 80,000 shares for which Mr. Pope shares investment and voting power with Emily T. Andrews and for which he disclaims beneficial ownership. Refer to Emily T. Andrews in the table disclosing Beneficial Ownership of Over 5% of Pope & Talbot Common Stock. Also includes 18,045 shares owned by his wife to which he disclaims beneficial ownership.

     (6) Less than 1% of the outstanding common stock.

           INFORMATION ON THE BOARD OF DIRECTORS AND ITS COMMITTEES
           --------------------------------------------------------

     The Board of Directors has as its two standing committees the Audit Committee and the Human Resources and Nominating Committee. These committees are composed entirely of non-employee directors.

     The Audit Committee is currently composed of Brooks Walker, Jr., Chairman, Gordon P. Andrews, Charles Crocker, Robert Stevens Miller, Jr. and Lionel Dodd. The Audit Committee monitors, on a periodic basis, the performance of the independent public accountants and recommends their engagement or dismissal to the Board of Directors. It also reviews with the independent public accountants the scope and results of their audits and their independence with respect thereto and the adequacy of the Company's accounting and financial controls.

     The Human Resources and Nominating Committee is currently composed of Hamilton W. Budge, Chairman, Gordon P. Andrews, Kenneth G. Hanna, Robert Stevens Miller, Jr. and Brooks Walker, Jr. The Human Resources and Nominating Committee generally performs the functions of a compensation committee and recommends salary, incentive compensation and bonus arrangements for the Company's senior management to be implemented by the Board of Directors. The Human Resources and Nominating Committee has sole authority to administer the Company's stock option plan and make grants or awards thereunder. It also has the responsibility to make recommendations to the Board of Directors on the Board's compensation and on nomination of Board members. The Human Resources and Nominating Committee will also consider director nominees suggested by shareholders in writing to the Corporate Secretary.

     The Board of Directors held six meetings during 2000. The Audit Committee held five meetings, and the Human Resources and Nominating Committee held four meetings. Each current director, except for Robert Steven Miller, Jr. and Brooks Walker, Jr., attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board during the period in which he was a director, and (ii) the number of meetings held by all the committees of the Board on which he served. Mr. Walker attended 73 percent and Mr. Miller attended 53 percent of the aggregate number of meetings.


                             DIRECTOR REMUNERATION
                             ---------------------

     Each director of the Company, except Messrs. Flannery and Pope, is paid an annual retainer fee of $18,000 per year. Mr. Pope was paid a retainer of $27,500 for the portion of 2000 in which he served as Chairman of the Board. In addition, each director, except Mr. Flannery, is paid $1,000 for every Board meeting attended plus $1,000 for each meeting of a standing committee of the Board attended. Directors who are also chairmen of each standing committee are paid an additional $500 for each committee meeting.

     Under the Special Non-Employee Director Stock Retainer Fee Plan, non-employee Board members may apply all or a portion of their annual retainer on a quarterly basis to the acquisition of options to purchase shares of the Company's common stock. The number of shares covered by such options is determined by dividing the amount of retainer fees to be applied by the Black-Scholes formula value for the option. Such options have an exercise price equal to the fair market value of the common stock on the grant date. Each option has a term of 10 years and is exercisable immediately upon grant. Messrs. Andrews, Budge, Hanna, Miller and Walker elected to apply all of their 2000 retainer fees to the acquisition of options, and each therefore received four stock option grants for an aggregate of 3,051 shares, with an average exercise price of $16.21 per share. Mr. Crocker elected to apply half of his 2000 retainer fees to the acquisition of options, and he therefore received four stock option grants for an aggregate of 1,525 shares with an average exercise price of $16.21 per share. Mr. Pope elected to apply all of his 2000 Chairman of the Board and director's fees to the acquisition of options, and he therefore received four stock option grants for 5,375 shares with an exercise price of $16.61 per share.

     Under the automatic option grant program in effect under the Company's 1996 Non-employee Director Stock Option Plan (the "Director Plan"), an individual who first becomes a non-employee member of the Board will receive an automatic option grant for 2,000 shares of the Company's common stock upon commencement of Board service, and each individual with six or more months of Board service will receive an automatic option grant for an additional 1,000 shares at each Annual Meeting of Shareholders at which he continues to serve as a non-employee Board member, whether or not he is standing for re-election at that particular meeting. Each option has a term of 10 years and is exercisable immediately upon grant. On April 27, 2000, the date of the 2000 Annual Meeting of Shareholders, each non-employee Board member received an automatic option grant under the Director Plan for 1,000 shares of common stock with an exercise price of $21.60 per share, the fair market value per share of common stock on the grant date. See Proposal No. 3 for proposed changes to this plan.

     No other compensation is paid to the non-employee members of the Board with respect to their service on the Board.


         BENEFICIAL OWNERSHIP OF OVER 5% OF POPE & TALBOT COMMON STOCK
         -------------------------------------------------------------

     The following table lists beneficial owners of more than 5% of Pope & Talbot, Inc. common stock as of December 31, 2000.

                                               Voting Power        Investment Power
                                           --------------------  --------------------
                                                                                                    Percent
                                             Sole      Shared      Sole      Shared      Total      of Class
                                           ---------  ---------  ---------  ---------  ---------    --------
Emily T. Andrews/(1)/
  600 Montgomery Street                      874,615  80,000/(2)/  874,615  80,000/(2)/  954,615      6.9%
  San Francisco, CA  94111
Dimensional Fund Advisors, Inc./(3)/
  1299 Ocean Avenue, 11/th/ Floor            994,621       -       994,621       -       994,621      7.2%
  Santa Monica, CA  90401
DePrince, Race & Zollo, Inc.
  201 S. Orange Avenue, Suite 850          1,180,140       -     1,180,140       -     1,180,140      8.5%
  Orlando, FL  32801

     (1) Emily T. Andrews is the mother of Gordon P. Andrews. See the table disclosing Security Ownership of Management.
     (2) Represents shares for which Ms. Andrews shares voting and investing power with Mr. Pope and for which she disclaims beneficial ownership. See the table disclosing Security Ownership of Management.
     (3) Information provided in shareholder's Schedule 13G indicates that shares reported are owned by advisory clients of the company, no one of which owns more than 5% of such shares, and that the company disclaims beneficial ownership of all such shares.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION


Summary of Cash and Certain Other Compensation
----------------------------------------------

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the Company's other executive officers as of December 31, 2000, for services rendered in all capacities to the Company and its subsidiaries for each of the last three years in which such person served as an executive officer. The individuals named in such table will be subsequently referred to as the "Named Executive Officers."

                          Summary Compensation Table
                          --------------------------

                                                 Annual Compensation                               Long-Term Compensation
                                  -------------------------------------------    ------------------------------------------------
                                                                 Other Annual
                                        Salary         Bonus     Compensation    Options/SARs     LTIP             All Other
Name and Principal Position       Year   ($)/(1)/      ($)/(1)/       ($)            (#)        Payouts($)      Compensation/(2)/
---------------------------       ----  --------      --------   ------------    ------------   ----------      -----------------
Michael Flannery                  2000  504,298       494,984            -           86,000      52,001/(3)/            5,100
President and Chief Executive     1999  413,444       344,470            -           54,193           -                 5,000
Officer                           1998  340,768             -            -                -           -                 5,000

Abram Friesen                     2000  224,006        76,560                        20,000           -                 5,100
Vice President-Division Mgr.      1999  216,430       180,000            -           20,000           -                 5,000
Wood Products Division            1998  187,605/(4)/        -       60,180/(5)/           -           -                 2,400

Maria M. Pope/(6)/                2000  227,670       172,963            -           30,000           -                 5,100
Vice President and                1999  177,462       125,366            -           30,732           -                 5,000
Chief Financial Officer           1998        -             -            -                -           -                     -

     (1) Includes salary and bonus deferred under the Company's Tax Deferred Savings Plan.
     (2) Consists of contributions made by the Company to the Tax Deferred Savings Plan on behalf of each Named Executive Officer.
     (3) Mr. Flannery received a long-term incentive award on September 9, 1999 when the market price of the Company's common stock was $12.125. Stock price targets of $14.55 (120% of $12.125), $17.46 (120% of $14.55) and
          $20.95 (120% of $17.46) were established under the award. Under the terms of the award, if and when the Company's common stock closes at or above each of the target price levels for 20 consecutive trading days, Mr. Flannery is issued a number of shares of restricted common stock determined by dividing $260,000 by the closing price of the common stock on the 20th trading day. The restricted shares are subject to forfeiture upon termination of employment and vest for 10% of the shares on the date of issuance and for an additional 10% on each anniversary thereof until fully vested. All restricted shares will vest if there is an "involuntary termination" of Mr. Flannery's employment within 18 months of a "change in control," as those terms are defined in the Company's form of severance agreement. See "Employment Contracts, Change in Control Arrangements and Retirement Arrangements." During 2000, the first two price targets under the award were met and Mr. Flannery was issued 16,640 shares on January 26, 2000 and 13,640 shares on March 23, 2000. The amount in the table above represents the value as of the date of issuance of the shares that vested immediately upon issuance. As of December 31, 2000, Mr. Flannery held a total of 27,252 unvested restricted shares with a value of $458,174 based on the closing market price of the Company common stock on the last trading day of 2000. Dividends are paid on the restricted shares.
     (4) Mr. Friesen was relocated to Portland, Oregon on August 1, 1998. Mr. Friesen was compensated in Canadian dollars through July 31, 1998. From August 1, 1998 to December 31, 1998, Mr. Friesen was compensated in U.S. dollars. The 1998 compensation in Canadian dollars is reflected above in U.S. dollars using an exchange rate of .6517.
     (5) Includes payment by the Company of certain moving expenses incurred by Mr. Friesen in relocating to Portland, Oregon.
     (6)  Ms. Pope became Vice President and Chief Financial Officer in May
          1999.

Stock Option Grants
-------------------

     The following table contains information concerning the grants of stock options to the Named Executive Officers in 2000.

                              Option Grants in 2000
                              ---------------------

                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                                 Individual Grants                                      Annual
                    ------------------------------------------------------------------------
                       Number of      % of Total                                                    Rates of Stock
                      Securities        Options                                                          Price
                      Underlying      Granted to     Exercise or                                   Appreciation for
                        Options        Employees      Base Price                  Expiration       Option Term /(2)/
                                                                                                  ---------------------
       Name         Granted /(1)/   In Fiscal Year   (Per Share)    Grant Date       Date           5%          10%
-----------------   -------------  ---------------- ------------   ------------   ----------      --------   ----------
Michael Flannery        86,000           35%           $16.25          02/03/00    02/02/10       $878,880   $2,227,255
Abram Friesen           20,000            8%            16.25          02/03/00    02/02/10        204,391      517,966
Maria M. Pope           30,000           12%            16.25          02/03/00    02/02/10        306,586      776,949

     (1) Options become exercisable for the option shares in 5 equal installments on the first 5 anniversaries of the grant date. Each option becomes immediately exercisable for all of the option shares in the event the Company is acquired by merger or sale of substantially all of the Company's assets or outstanding common stock, unless the option is assumed or otherwise replaced by the acquiring entity. Under the terms of executive severance agreements, upon the termination of the optionee's employment within 18 months after (i) an acquisition of the Company which does not otherwise result in the immediate acceleration of the option or (ii) any hostile change in control of the Company effected by tender offer for 25% or more of the outstanding common stock or proxy contest for Board membership, each option will become immediately exercisable for all of the option shares. Option acceleration under the executive severance agreements will, however, in all instances be limited so as to avoid excess parachute payments under the federal tax laws. For further information concerning these option acceleration provisions, see "Employment Contracts, Change in Control Arrangements and Retirement Arrangements." Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

     (2) The potential realizable value illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their maximum 10-year term, assuming the specified compounded rates of appreciation on the Company's common stock over the option term. However, there is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.

Option Exercises and Holdings
-----------------------------

     The following table sets forth information with respect to the Named Executive Officers concerning exercised options during 2000 and unexercised options held as of that fiscal year-end.

                                  Aggregated Option Exercises in Last Fiscal Year and
                                                 FY-End Option Values
                                  ---------------------------------------------------

                                      Value Realized          Number of Securities            Value of Unexercised
                        Shares       (Market Price at        Underlying Unexercised               in-the-Money
                       Acquired        Exercise Less           Options at FY-End             Options at FY-End /(1)/
                                                        -------------------------------  ------------------------------
       Name           on Exercise     Exercise Price)    Exercisable     Unexercisable    Exercisable    Unexercisable
-------------------  -------------  ------------------  -------------  ---------------- --------------  ---------------
Michael Flannery                 -                  -          97,839           62,334        $195,772        $445,237
Abram Friesen               30,136           $224,194           1,800           24,800               -         156,000
Maria M. Pope                    -                  -          10,806           29,326          61,135         210,062

     (1) Based upon the market price of $16.8125 per share, which was the closing selling price of the Company's common stock on the last day of the 2000 fiscal year, less the exercise price payable per share.

Pension Plans

     The following table shows the estimated annual pension benefits payable in the aggregate to a covered participant as a single life annuity beginning at normal retirement age (age 65) under the Company's qualified defined benefit pension plan and the Company's Supplemental Executive Retirement Income Plan which provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code and other applicable limitations on qualified plan benefits. The estimated benefits are based upon the remuneration that is covered under the plans and years of service with the Company and its subsidiaries and are not subject to offsets for Social Security retirement benefits.

                               Pension Plan Table
                               ------------------

   Final Average                                               Years of Service
                          -------------------------------------------------------------------------------------------
        Salary                   15                 20                 25                 30                 35
-----------------------   ---------------    ---------------    ---------------     --------------    ---------------
      $100,000            $   24,900         $   33,200          $   41,500         $   44,000         $  46,500
       125,000                32,400             43,200              54,000             57,125            60,250
       150,000                39,900             53,200              66,500             70,250            74,000
       175,000                47,400             63,200              79,000             83,375            87,750
       200,000                54,900             73,200              91,500             96,500           101,500
       225,000                62,400             83,200             104,000            109,625           115,250
       250,000                69,900             93,200             116,500            122,750           129,000
       300,000                84,900            113,200             141,500            149,000           156,500
       350,000                99,900            133,200             166,500            175,250           184,000
       400,000               114,900            153,200             191,500            201,500           211,500
       450,000               129,900            173,200             216,500            227,750           239,000
       500,000               144,900            193,200             241,500            254,000           266,500

     A participant's compensation covered by the Company's pension plan is his or her average salary for the five consecutive calendar plan years within the last 10 years of the participant's career for which such average is the highest or, in the case of a participant who has been employed for fewer than five full calendar years, the period of his or her employment with the Company. Covered compensation estimated for Named Executive Officers as of the end of the last calendar year is as follows: Mr. Flannery, $385,003, Mr. Friesen, $217,744, and Ms. Pope, $144,569. The estimated years of service for each Named Executive Officer is as follows: Mr. Flannery, 14 years; Mr. Friesen, 13 years; and Ms. Pope, 5 years.

Employment Contracts, Change in Control Arrangements and Retirement Arrangements
--------------------------------------------------------------------------------

     The Company does not have any employment agreements with any of the Named Executive Officers. However, the Company has entered into severance agreements with each of the Named Executive Officers. Under the severance agreements, the executive officers will be entitled to certain benefits if their employment is involuntarily terminated (other than for cause) within 18 months following a change in control of the Company. Involuntary termination is defined in each severance agreement as the officer's involuntary dismissal (other than for cause) by the Company or the officer's resignation in connection with a material reduction in the officer's duties, a reduction in the officer's level of compensation by more than 20% or a relocation of the officer's principal place of employment by more than 50 miles.

     Upon such an involuntary termination, the officer will be entitled to the following severance benefits: (i) a cash severance payment equal to two times the officer's annual rate of base salary plus one times the officer's target bonus for the year in which such termination occurs, (ii) accelerated vesting of all outstanding stock options and (iii) continued health care coverage for the officer and eligible dependents for up to 18 months at the Company's expense. However, the total benefit package (as valued under the federal parachute tax laws and regulations) will be limited to 2.99 times the officer's average W-2 wages from the Company for the five calendar years immediately preceding the calendar year in which the change in control occurs. This limitation is designed to prevent the benefit package from becoming an excess parachute payment under the federal tax laws.

     Each severance agreement contains a detailed procedure for valuing the officer's total benefit package and determining whether or not the total value of the package exceeds the parachute payment limitation. In no event, however, will benefits be reduced if they are found to represent reasonable compensation for the officer's services with the Company before involuntary termination.

     For purposes of each severance agreement, a change in control will be deemed to occur upon (i) the successful acquisition of securities possessing more than 25% of the total combined voting power of the Company's outstanding securities pursuant to a transaction or series of related transactions that the Board does not at any time recommend the Company's shareholders to approve; (ii) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either (A) have been members of the Board continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or (iv) any merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately before such transaction.

     In the event benefits were to become due in the year ending December 31, 2001 under the severance agreements currently in effect for the Named Executive Officers, the maximum amounts payable would be as follows: Mr. Flannery, $1,465,668; Mr. Friesen, $919,228; and Ms. Pope, $495,698.

     In 1999, Mr. Pope waived his vested right to receive retirement benefits under the Company's Supplemental Executive Retirement Income Plan. These benefits would have paid $81,264 to him per year for life and then half of that amount to his surviving spouse for her life. Also in 1999, the Company entered into a split-dollar life insurance agreement with Maria M. Pope as trustee of a trust for the benefit of Mr. Pope's grandchildren (the "Trust"). Under this agreement, the Company will pay the premiums on a life insurance policy obtained by the Trust on the lives of Mr. Pope and his wife. The premiums equal $229,261 per year for seven years, or total premiums of $1,604,827. All premiums paid by the Company will be reimbursed by the Trust, without interest, in 2015 or earlier upon the death of Mr. Pope and his wife.

            REPORT OF THE HUMAN RESOURCES AND NOMINATING COMMITTEE
            ------------------------------------------------------

                         EXECUTIVE COMPENSATION REPORT
                         -----------------------------

     The Human Resources and Nominating Committee of the Board of Directors has furnished the following report on executive compensation.

     It is the duty of the Human Resources and Nominating Committee to set the base salary of the Company's executive officers and to administer the Company's Employee Stock Option Plan under which grants may be made to such officers and other key employees. In addition, the Human Resources and Nominating Committee administers the Company's Executive Incentive Plan under which the Company's executive officers and other key employees may earn bonuses each year based upon individual performance and the Company's attainment of specified performance goals.

General Compensation Policy
---------------------------

     The fundamental policy of the Human Resources and Nominating Committee in compensation matters is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance and their contribution to the financial success of the Company. It is an objective of this policy to have a substantial portion of each officer's total annual compensation contingent upon the achievement of financial objectives and performance goals. Accordingly, each executive officer's compensation package is composed of three elements: (i) base salary that is designed primarily to be competitive with base salary levels in effect both at companies within the forest products industry that are of comparable size to the Company and at companies outside of such industry with which the Company competes for executive talent; (ii) annual variable performance awards payable in cash and tied to the achievement of performance goals, financial or otherwise, established by the Human Resources and Nominating Committee; and (iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and the Company's shareholders. As an employee's level of responsibility and accountability within the Company increases over time, a greater portion of his or her total compensation is intended to be dependent upon Company and personal performance and stock price appreciation rather than upon base salary.

     To facilitate the implementation of these policies, the Human Resources and Nominating Committee has in the past employed, and expects to continue to employ, the services of a nationally recognized, independent compensation consulting firm.

     The principal factors that were considered by the Human Resources and Nominating Committee in establishing the components of each officer's compensation package for 2000 are summarized below:

     . Base Salary. The base salary for each executive officer is determined on the basis of internal comparability considerations and the base salary levels in effect for comparable positions at comparable companies, both inside and outside the industry. Within the forest products industry the peer group consists of 55 companies of which 15 are included in the Value Line Paper and Forest Products Index, which is included in the stock price performance graph on page 15. The base salary level for executive officers is generally at the median level determined for such individuals on the basis of the external salary data provided to the Human Resources and Nominating Committee by the independent compensation consulting firm. Salaries are reviewed on an annual basis, with adjustments to each executive officer's base salary based upon salary increases paid by the Company's competitors, changes in duties and individual performance.

     . Annual Incentive Compensation. An annual bonus may be earned by each executive officer under the terms of the Executive Incentive Plan, provided the Company's earnings for the fiscal year exceed 4% of shareholder equity, as measured at the start of that year. Bonuses under this program are based on the following factors: (i) the extent to which the company-wide performance objective was obtained; (ii) earnings achieved at the division level, for those executives who are division leaders rather than corporate officers; and (iii) personal performance. The target bonus for each executive officer was established by the Human Resources and Nominating Committee at the start of the year, with the target bonus per executive officer set at 35% to 50% of base salary (in accordance with his or her position at the Company) and the maximum bonus limited to a range between 70% and 100% of base salary for the year. The after-tax earnings for the 2000 fiscal year exceeded the company-wide target by 63% and the bonuses paid for that year to each of the executive officers named in the Summary Compensation Table are indicated in the Bonus column.

     . Long-Term Incentive Compensation. In February 2000, the Human Resources and Nominating Committee approved the grants of stock options to each of the Company's executive officers under the Company's Employee Stock Option Plan (see the table titled "Option Grants in 2000" on page 8). These grants are designed to align the interest of each executive officer with those of the Company's shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The option grant to each executive officer for the 2000 fiscal year was based on a competitive median level provided by the independent compensation consulting firm retained by the Company.

          Each option grant allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the date preceding the grant date) over a specified period of time (up to 10 years). The exercisability of these stock options generally vests in equal installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company for one or more years during which the option vests, and then only if the market price of the underlying shares appreciates over the option term.

Deductibility of Compensation
-----------------------------

     Section 162(m) of the Internal Revenue Code limits to $1 million per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. The levels of salary and bonus generally paid by the Company do not exceed this limit. Upon the exercise of nonstatutory stock options the excess of the current market price over the option price (option spread) is treated as compensation and, therefore, it may be possible for option exercises by an officer in any year to cause the officer's total compensation to exceed $1 million. Under IRS regulations, option spread compensation from options that meet certain requirements will not be subject to the $1 million cap on deductibility, and it is the Company's current policy generally to grant options that meet those requirements.

Compensation of the Chief Executive Officer
-------------------------------------------

     In setting the compensation payable to the Company's Chief Executive Officer, Michael Flannery, the Human Resources and Nominating Committee has sought to establish a competitive rate of base salary, while at the same time tying a significant percentage of his overall compensation package to individual and Company performance and stock price appreciation.

     The Chief Executive Officer's base salary is established through an evaluation of salaries paid to similarly situated chief executive officers both at companies in the forest products industry that are of comparable size to the Company and at companies in other industries with which the Company competes for executive personnel. These same companies form the peer group for comparative compensation purposes for all other executive officers of the Company. In setting the Chief Executive Officer's base salary, it is the intent of the Human Resources and Nominating Committee to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. For the 2000 fiscal year, the Chief Executive Officer's base salary was set approximately at the median level in effect for chief executive officers at the surveyed companies. In February 2000, the Human Resources and Nominating Committee conducted its annual review of Mr. Flannery's base salary level and increased his base salary by 3.5% effective March 1, 2000. The increase was designed to maintain Mr. Flannery's base salary at approximately the median level for chief executive officers at the surveyed companies.

     On the basis of (i) exceeding the Company-wide target in 2000, and (ii) Mr. Flannery's individual performance during that year, the Human Resources and Nominating Committee awarded him a cash bonus under the Executive Incentive Plan in the amount of $494,984.

     In February 2000, the Human Resources and Nominating Committee granted Mr. Flannery options to purchase 86,000 shares of the Company's common stock under the Employee Stock Option Plan. The options were based on an evaluation of competitive median grant levels prepared and reported to the Human Resources and Nominating Committee by the independent compensation consulting firm retained by the Company.

     In an effort to improve shareholder, Board and employee views of Mr. Flannery's long-term commitment to the Company's success, the Board approved in September 1999 an initiative to increase Mr. Flannery's stock ownership. The goal of the initiative is for Mr. Flannery to increase his ownership of Company stock over a period of ten years to a number of shares valued at approximately 3 times his base salary. He is encouraged to increase his ownership by doing the following: (i) investing 50% of his after-tax annual bonus in Company common stock; and (ii) after any stock option exercise, retaining at least 50% of the after-tax stock option gain in Company common stock. As part of this initiative, the Board approved the award to Mr. Flannery of restricted stock based on 20% increases in the Company's stock price as described in Footnote 3 to the Summary Compensation Table.

                   Human Resources and Nominating Committee
                   ----------------------------------------
                          Hamilton W. Budge, Chairman
              Gordon P. Andrews              Robert Stevens Miller, Jr.
              Kenneth G. Hanna               Brooks Walker, Jr.

                            STOCK PERFORMANCE CHART

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's common stock during the five fiscal-year period ended December 31, 2000 with the cumulative total return on the Russell 2000 Index and the Value Line Paper and Forest Products Index for that same period. The comparison assumes $100 was invested on December 31, 1995 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                        [PERFORMANCE GRAPH APPEARS HERE]

                                                 Comparative Five-Year Total Returns
                                                 -----------------------------------
   NAME                             1996         1997          1998         1999         2000
   ----                             ----         ----          ----         ----         ----
  POPE & TALBOT                   $125.89      $125.04      $  74.04       $148.75      $153.11

  Russell 2000 Index               116.44       142.29        138.40        163.08       156.73

  Paper & Forest Products          116.89       135.93        126.88        191.45       183.66



     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Executive Compensation Report and the Stock Performance Chart above shall not be incorporated by reference into any such filings; nor shall such Report or Chart be incorporated by reference into any future filings.

                                PROPOSAL NO. 2

           APPROVAL OF AMENDMENTS TO THE EMPLOYEE STOCK OPTION PLAN
           --------------------------------------------------------

     The Board of Directors believes that the availability of stock options and other stock-based incentives under the Company's Employee Stock Option Plan (the "Plan") is important to the Company's ability to attract and retain experienced employees and to provide an incentive for them to exert their best efforts on behalf of the Company. As of February 28, 2001, out of a total of 2,000,000 shares of Company Common Stock reserved for issuance under the Plan and the Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan," and together with the Plan, the "Plans"), only 31,670 shares remained available for grant.

     The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees. Accordingly, on February 15, 2001, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 500,000 shares of Common Stock for the Plans, thereby increasing the total number of shares reserved for issuance under the Plans from 2,000,000 to 2,500,000 shares. At the same time, the Board of Directors approved amendments to the Plan, also subject to shareholder approval, to authorize the grant of stock bonuses and restricted stock under the Plan, to indefinitely extend the term of the Plan from its prior expiration date of December 31, 2002, and to require shareholder approval in the future only of Plan amendments that materially increase the number of shares available for issuance under the Plans.

     In addition, shareholder approval of this proposal will constitute reapproval of the per-employee limit on grants of options under the Plan of 200,000 shares annually. This reapproval is required every five years for continued compliance with regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Consequences."

     The complete text of the Plan, marked to show the proposed amendments, is attached to this proxy statement as Exhibit A. The following description of the Plan is a summary of certain provisions and is qualified in its entirety by reference to Exhibit A.

Description of the Plan
-----------------------

     Eligibility. All key employees (including officers) of the Company and its subsidiaries are eligible to be selected for awards under the Plan. The number of persons who currently hold options granted under the Plan is approximately 30.

     Administration. The Plan is administered by the Human Resources and Nominating Committee of the Board of Directors (the "Committee"). The Committee has full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. The Committee determines the individuals to whom awards are made under the Plan, the amount of the awards, and the other terms and conditions of the awards. The Committee may also extend post-termination exercise periods, accelerate exercisability, and give individuals an election to surrender existing awards in exchange for the grant of new awards.

     Term of Plan. As proposed to be amended, the Plan will continue until all shares available for issuance under the Plans have been issued. The Board of Directors has the power to amend, suspend, or discontinue the Plan at any time. As proposed to be amended, shareholder approval will be required only of Plan amendments that materially increase the number of shares available for issuance under the Plans.

     Stock Options. The Committee may grant stock options to eligible individuals under the Plan. The Committee will determine the individuals to whom options will be granted, the exercise price of each option, the number of shares to be covered by each option, the period of each option, the times at which each option may be exercised, and whether each option is an Incentive Stock Option (intended to meet all of the requirements of an Incentive Stock Option as defined in Section 422 of the Code) or a non-statutory stock option. No individual may be granted options for more than 200,000 shares in any calendar year. If an option is an Incentive Stock Option, the exercise price must be at least 100 percent of the fair market value of the underlying shares on the date of grant. If a grantee of an Incentive Stock Option at the time of grant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company, the exercise price may not be less than 110 percent of the fair market value of the underlying shares on the date of grant. If the option is a non-statutory stock option, the exercise price may not be less than 85 percent of the fair market value of the underlying shares on the date of grant. For purposes of determining the exercise price of options granted under the Plan, the fair market value of the Common Stock shall be its closing price, as officially quoted on the New York Stock Exchange Composite-Tape (or any similar successor quotation system), on the day immediately prior to the date in question. No monetary consideration will be paid to the Company upon the granting of options.

     Options may be granted for varying periods established at the time of grant, not to exceed 10 years from the date of grant. Options are nontransferable except in the event of the death of the holder. Options will be exercisable in accordance with the terms of an option agreement entered into at the time of the grant. In the event of the death or other termination of an optionee's employment with the Company, the Plan provides that the optionee's options may be exercised for up to one year thereafter. The Plan also provides that upon any termination of employment, the Committee may extend the exercise period for any period up to the expiration date of the option and may increase the portion of the option that is exercisable.

     The purchase price for shares purchased pursuant to the exercise of options must be paid in cash or in whole or in part in shares of Common Stock. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Plans will be reduced by the number of shares issued upon exercise of the option. Option shares that are not purchased prior to the expiration, termination or cancellation of the related option will become available for future awards under the Plans.

     Stock Bonuses. As proposed to be amended, the Plan authorizes the Committee to award Common Stock to eligible individuals as stock bonuses under the Plan. The Committee will determine the individuals to receive stock bonuses, the number of shares to be awarded and the time of the award. No cash consideration (other than tax withholding amounts) will be paid by bonus recipients to the Company in connection with stock bonuses. Shares received as a stock bonus may be subject to terms, conditions and restrictions as determined by the Committee. Restrictions may include restrictions concerning transferability, forfeiture of the shares issued, or such other restrictions as the Committee may determine. Stock bonus shares that are forfeited to the Company will be available for future grant under the Plan.

     Restricted Stock. As proposed to be amended, the Plan authorizes the Committee to award restricted shares to eligible individuals in such amounts, for such consideration (including promissory notes and services), subject to such restrictions, and on such terms as the Committee may determine. Restrictions may include restrictions concerning transferability, repurchase by the Company, forfeiture of the shares issued, or such other restrictions as the Committee may determine. Restricted shares that are forfeited to or repurchased by the Company will be available for future grant under the Plan.

     Acceleration in Certain Events. The Plan provides for automatic acceleration of the vesting of options granted under the Plan in the event that the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger, reorganization or liquidation ("Corporate Transaction"), except that options will not be accelerated if the terms of the agreement require as a prerequisite for the consummation of the Corporate Transaction that such option is either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof.

Tax Consequences
----------------

     Certain options authorized to be granted under the Plan are intended to qualify as Incentive Stock Options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of the Incentive Stock Option. If an employee exercises an Incentive Stock Option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, any gain realized on subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an Incentive Stock Option before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an Incentive Stock Option. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

     Certain options authorized to be granted under the Plan will be treated as non-statutory stock options for federal income tax purposes. Under federal income tax law currently in effect, no income is realized by the grantee of a non-statutory stock option until the option is exercised. At the time of exercise of a non-statutory stock option, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of a non-statutory stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are substantially nonvested for purposes of section 83 of the Code and no section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects under section 83(b) within 30 days after the original transfer. The Company will generally be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount.

     Section 162(m) of the Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. Under IRS regulations, compensation received through the exercise of an option will not be subject to the $1,000,000 limit if the option and the plan pursuant to which it is granted meet certain requirements. One requirement is shareholder approval at least once every five years of a per-employee limit on the number of shares as to which options may be granted. Approval of this Proposal No. 2 will constitute reapproval of the per-employee limit under the Plan previously approved by the shareholders. Other requirements are that the option be granted by a committee of at least two outside directors and that the exercise price of the option be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes that if this proposal is approved by shareholders, compensation received on exercise of options granted under the Plan in compliance with all of the above requirements will continue to be exempt from the $1,000,000 deduction limit.

Recommendation by the Board of Directors
----------------------------------------

     The Board of Directors recommends that the amendments to the Plan be approved. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter is required to approve this Proposal No. 2. Abstentions have the same effect as "no" votes in determining whether the amendments are approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and have no effect on the results of the vote on Proposal No. 2. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendments to the Plan.

                                PROPOSAL NO. 3

                         APPROVAL OF AMENDMENTS TO THE
                 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                 --------------------------------------------

     The Board of Directors believes that the availability of stock options under the Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan") is important to the Company's ability to attract and retain qualified non-employee directors and to provide an incentive for them to exert their best efforts on behalf of the Company. The Board of Directors believes that the number of shares covered by automatic initial and annual option grants under the Director Plan is not sufficient to provide a competitive benefit and to achieve the objectives of the Director Plan. Accordingly, on February 15, 2001, the Board of Directors approved amendments to the Plan, subject to shareholder approval, to increase the automatic option grants to new non-employee directors from 2,000 to 3,000 shares, and to increase the automatic annual option grants to continuing non-employee directors from 1,000 to 3,000 shares. At the same time, the Board of Directors approved amendments to the Director Plan, also subject to shareholder approval, to indefinitely extend the term of the Director Plan from its prior expiration date of December 31, 2005, and to require shareholder approval in the future only of Director Plan amendments that materially increase the number of shares available for issuance under the Plans.

     The complete text of the Director Plan, marked to show the proposed amendments, is attached to this proxy statement as Exhibit B. The following description of the Director Plan is a summary of certain provisions and is qualified in its entirety by reference to Exhibit B.

Description of the Director Plan
--------------------------------

     Eligibility. All eight non-employee directors of the Company receive options under the Director Plan.

     Term of Director Plan. As proposed to be amended, the Director Plan will continue until all shares available for issuance under the Plans have been issued. The Board of Directors has the power to amend or discontinue the Director Plan at any time. As proposed to be amended, shareholder approval will be required only of Director Plan amendments that materially increase the number of shares available for issuance under the Plans.

     Automatic Option Grants. Each individual who becomes a non-employee director is automatically granted an option for 2,000 shares on the date of initial election or appointment to the Board. Under the proposed amendments, these automatic grants will be increased to 3,000 shares. At each Annual Meeting of Shareholders, each non-employee director who continues to serve on the Board is automatically granted on option for 1,000 shares on the date of the Annual Meeting. Under the proposed amendments, these automatic grants will be increased to 3,000 shares. The exercise price of all options under the Director Plan shall be 100 percent of the fair market value of the underlying shares on the date of grant. For purposes of determining the exercise price of options granted under the Director Plan, the fair market value of the Common Stock shall be its closing price, as officially quoted on the New York Stock Exchange Composite-Tape (or any similar successor quotation system), on the day immediately prior to the date in question. No monetary consideration will be paid to the Company upon the granting of options.

     All options under the Director Plan shall have a term of 10 years from the date of grant and are exercisable in full immediately upon grant. Options are nontransferable except in the event of the death of the holder or pursuant to a qualified domestic relations order. In the event of the death or other termination of an optionee's service as a director, the Director Plan provides that the optionee's options may be exercised for up to one year thereafter.

     The purchase price for shares purchased pursuant to the exercise of options must be paid in cash or in whole or in part in shares of Common Stock. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Plans will be reduced by the number of shares issued upon exercise of the option. Option shares that are not purchased prior to the expiration, termination or cancellation of the related option will become available for future awards under the Plans.

Tax Consequences
----------------

     Options granted under the Director Plan will be treated as non-statutory stock options for federal income tax purposes. Under federal income tax law currently in effect, no income is realized by the grantee of a non-statutory stock option until the option is exercised. At the time of exercise of a non-statutory stock option, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of a non-statutory stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

Recommendation by the Board of Directors
----------------------------------------

     The Board of Directors recommends that the amendments to the Director Plan be approved. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter is required to approve this Proposal No. 3. Abstentions have the same effect as "no" votes in determining whether the amendments are approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and have no effect on the results of the vote on Proposal No. 3. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendments to the Director Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
            -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 2000 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners.

                         REPORT OF THE AUDIT COMMITTEE
                         -----------------------------

     The Audit Committee has:

     - Reviewed and discussed the audited financial statements with management;
     - Discussed with the independent auditors the matters required to be discussed by SAS 61;
     - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 2, and has discussed with the independent auditors the auditors' independence;
     - Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission;
     - Reviewed the fees for non-audit services rendered by the independent auditors and has considered whether such services are compatible with maintaining their independence.

     The Board of Directors has determined that the members of the Audit Committee are independent. The Audit Committee has adopted a written charter, which is included as Exhibit C to this proxy statement.

                                Audit Committee
                                ---------------
                         Brooks Walker, Jr., Chairman
                Gordon P. Andrews               Robert Stevens Miller, Jr.
                Charles Crocker                 Lionel Dodd

                                PROPOSAL NO. 4

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
          -----------------------------------------------------------

     The Board of Directors, upon the recommendation of the Audit Committee of the Board, appointed Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001, subject to ratification by the shareholders at the Annual Meeting. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The Board of Directors recommends that the shareholders approve this appointment. Although this appointment is not required to be submitted to a vote by the shareholders, the Company continues to believe it appropriate, as a matter of policy, to request the shareholders' ratification. If the shareholders do not ratify this appointment, the Board of Directors will reconsider such selection.

     Fees billed by Arthur Andersen LLP for audit services related to the 2000 fiscal year and other professional services rendered in 2000 were as follows:

             Audit fees                                  $205,900

             Financial information systems design and
             implementation fees                             -

             All other fees                              $100,665


                             SHAREHOLDER PROPOSALS
                             ---------------------

     The Company's bylaws require shareholders to give the Company advance notice of any proposal or director nomination to be submitted at any meeting of shareholders. The bylaws prescribe the information to be contained in any such notice. For any shareholder proposal or nomination to be considered at the 2002 Annual Meeting of Shareholders, the shareholder's notice must be received at the Company's principal executive office no later than January 26, 2002. In addition, any shareholder proposal to be considered for inclusion in the Company's proxy statement for the 2002 Annual Meeting of Shareholders must be received at the Company's principal executive office no later than November 23, 2001.

                            SOLICITATION OF PROXIES
                            -----------------------

     The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers and other employees of the Company may solicit proxies personally or by telephone. The Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy materials to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

                                 OTHER MATTERS
                                 -------------

     The Board of Directors does not know of any other matters that will be presented for action at the Annual Meeting. However, if other matters come before the meeting, the persons named in each proxy intend to vote it in accordance with their best judgment.

                       ANNUAL REPORT - FINANCIAL MATTERS
                       ---------------------------------

     The Annual Report to Shareholders covering the operations of the Company for the year 2000, including financial statements, is enclosed herewith. Copies of the 2000 Annual Report and Annual Form 10-K may be obtained from Ms. Maria M. Pope, Vice President and Chief Financial Officer, Pope & Talbot, Inc., P.O. Box 8171, Portland, Oregon 97207. Copies of the Company's Annual Form 10-K including financial statements and schedules can also be obtained through the Securities and Exchange Commission's web site at www.sec.gov.

                                        By order of the Board of Directors


                                        /s/ Maria M. Pope

                                        Maria M. Pope
                                        Vice President, Chief Financial Officer
                                        and Secretary

March 23, 2001

                                   Exhibit A

                          EMPLOYEE STOCK OPTION PLAN*

     I.    PURPOSE OF THE PLAN

           This Employee Stock Option Plan (the "Plan") is intended to promote the interests of Pope & Talbot, Inc. (the "Corporation") and its subsidiaries by providing a method whereby employees of the Corporation and its subsidiaries who are primarily responsible for the management, growth and success of the business may be offered incentives and rewards which will encourage them to continue in the employ of the Corporation or its subsidiaries.

     II.   ADMINISTRATION OF THE PLAN

           (a) The Plan shall be administered by the Human Resources and Nominating Committee ("Committee") appointed from time to time by the Corporation's Board of Directors (the "Board"). The Committee shall consist of two (2) or more Board members who shall serve for such term as the Board may determine and shall be subject to removal by the Board at any time.

           (b) The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all persons who have an interest in the Plan.

     III.  STOCK SUBJECT TO THE PLAN

           (a) The stock which is to be made the subject of the options or stock
                                                                        --------
awards granted under the Plan shall be the Corporation's authorized but unissued
------
or reacquired common stock ("Common Stock"). In connection with the issuance of shares under the Plan, the Corporation may repurchase shares of Common Stock on the open market or otherwise. The total number of shares issuable in the aggregate under the Plan and the Corporation's 1996 Non-Employee Director Stock Option Plan (the "Director Plan," and together with the Plan, the "Plans") shall not exceed 2,500,000 [2,000,000] shares.
           ---------

           (b) The number of shares of Common Stock available for issuance under the Plans shall be subject to adjustment in accordance with the following guidelines:

               (1) If any outstanding option granted under the Plans expires or is terminated or cancelled for any reason prior to exercise in full, then the unissued shares of Common Stock subject to the unexercised portion of such option may become the subject of subsequent stock option grants or stock awards
                                                                ---------------
under the Plans.  If shares awarded pursuant to Section VII are forfeited to or
                  -------------------------------------------------------------
repurchased by the Corporation, the number of shares of Common Stock forfeited
------------------------------------------------------------------------------
or repurchased may become the subject of subsequent stock option grants or stock
--------------------------------------------------------------------------------
awards under the Plans.
-----------------------

           (2) Should the exercise price of an outstanding option under the Plans be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plans be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with

___________________________

*   Matter that is underlined is new; matter in [brackets] is to be deleted.
                   ----------
the exercise of an outstanding option under the Plans, then the number of shares of Common Stock available for issuance under the Plans shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

               (3) Should shares of Common Stock issued under the Plan be
               --- ------------------------------------------------------
withheld by the Corporation in satisfaction of the withholding taxes incurred in
--------------------------------------------------------------------------------
connection with a stock award under Section VII, then the number of shares of
-----------------------------------------------------------------------------
Common Stock available for issuance under the Plans shall nevertheless be
-------------------------------------------------------------------------
reduced by the gross number of shares issued under the stock award, and not by
------------------------------------------------------------------------------
the net number of shares of Common Stock retained by the award recipient.
-------------------------------------------------------------------------

          (c) In no event shall any one participant in the Plan receive stock options for more than 200,000 shares of Common Stock in the aggregate per calendar year.

          (d) In the event that any change is made to the Common Stock issuable under the Plan or subject to any outstanding stock option granted under the Plan (whether by reason of (I) any merger, consolidation or other reorganization or (II) any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Corporation's receipt of consideration), appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plans,
(ii) the maximum number and/or class of securities for which stock options may be granted under the Plan to any one participant per calendar year, and (iii) the number and/or class of securities and price per share in effect under each outstanding stock option.

     IV.  SELECTION OF AWARD RECIPIENTS [OPTIONEES]
                       ----------------

          The persons who shall be eligible to receive options or stock awards
                                                               ---------------
under the Plan shall be such key employees of the Corporation and its subsidiaries (including officers, whether or not they are directors) as the Committee shall from time to time select. Non-employee members of the Board shall not be eligible to participate in this Plan.

     V.   TERMS AND CONDITIONS OF STOCK OPTIONS

          The Committee shall have the sole and exclusive authority to grant to the selected key employees one or more stock options under the Plan. The Committee shall have full authority to determine whether each such granted option is to be an incentive stock option ("Incentive Option") satisfying the requirements of Section 422 of the Internal Revenue Code or a non-qualified option not intended to meet such requirements. Each option granted under the Plan shall be evidenced by an instrument in such form as the Committee may from time to time approve. Such instrument, however, shall conform to the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

          (a) Option Price. The option price per share shall be fixed by the Committee, but in no event shall the option price be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the date the option is granted. For purposes of the preceding sentence (and for all other valuation purposes under the Plan), the fair market value per share of Common Stock shall be its closing price, as officially quoted on the New York Stock Exchange Composite-Tape (or any similar successor quotation system), on the day immediately prior to the date in question. If there is no quotation available for such day, then the closing price on the next preceding day for which there does exist such a quotation shall be determinative of fair market value.

          (b)  Number of Shares, Term and Exercise.

               (1) Each option granted under the Plan shall be exercisable on such date or dates, during such period or periods and for such number of shares as shall be determined by the Committee and set forth in the instrument evidencing such option. No option granted under the Plan, however, shall become exercisable during the first six months of the option term, except to the extent the instrument evidencing such option provides for exercisability upon the optionee's death or disability; nor shall any option have an expiration date which is more than 10 years after the grant date.

               (2) Any option granted under the Plan may be exercised upon written notice to the Corporation at any time prior to the expiration or sooner termination of the option term. The option price for the number of shares of Common Stock for which the option is exercised shall become immediately due and payable, and no certificates for the shares shall be issued until payment has been made in accordance with subparagraph (3) below.

               (3) The option price shall be payable in one or more of the following alternative forms specified in the instrument evidencing the option:

                    (i)    full payment in cash or cash equivalents;

                    (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings and valued at fair market value on the Exercise Date (as such term is defined below);

                    (iii) full payment through a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings and valued at fair market value on the Exercise Date and cash or cash equivalents; or

                    (iv) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the optionee (A) shall provide irrevocable written instructions to the designated brokerage firm to effect the immediate sale of the purchased shares and to remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and sale, and (B) shall provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this subparagraph (3), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the option price for the purchased shares must accompany the exercise notice.

               (c)  Termination of Employment.

                    (1) Should an optionee cease to be an Employee of the Corporation other than by reason of death or termination for gross and willful misconduct, then each outstanding option held by such optionee under the Plan shall not remain exercisable for more than a twelve (12) month period (or such shorter period as may be specified in the instrument evidencing such option) following the date of such cessation of Employee status, except to the extent the Committee may specifically provide otherwise pursuant to its authority under
Section XI below. Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term. Each such option shall, during such period of limited exercisability, be exercisable only to the extent of the number of shares (if any) for which such option is exercisable on the date of the optionee's cessation of Employee status.

               (2) If the optionee's status as an Employee is terminated for gross and willful misconduct, including (without limitation) the wrongful appropriation of employer funds or the commission of a felony, then any outstanding options granted such optionee under the Plan may be terminated by the Committee as of the date of such misconduct.

               (3) For purposes of the Plan, an individual shall be considered to be an Employee of the Corporation for so long as such individual continues in employment with the Corporation or one or more subsidiaries of the Corporation. A subsidiary of the Corporation shall be any company (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each of the companies in such unbroken chain (other than the last company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one other company in such chain.

          (d) Death of Optionee. Any option under the Plan held by the optionee on the date of his death may be exercised, to the extent of the number of shares (if any) for which such option was exercisable on the date the optionee ceased Employee status (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Such option may be exercised at any time prior to the earlier of
(A) the specified expiration date of the option term or (B) the first anniversary of the optionee's death. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

          (e) Acceleration Upon Cessation of Employee Status. The Committee shall have complete discretion, exercisable either at the time of the option grant or at any time while the option remains outstanding, to provide with respect to one or more options granted under the Plan that during the limited period of exercisability following the optionee's cessation of Employee status (as provided in Section V(c)(1) or Section V(d) above), the option may be exercised not only with respect to the number of shares for which it is exercisable at the time of such cessation of Employee status but also with respect to one or more installments of purchasable shares for which the option otherwise would have become exercisable had such cessation of Employee status not occurred.

          (f) Assignability. No option granted under the Plan shall be assignable or transferable by the optionee other than by will or by the laws of descent and distribution following the optionee's death, and during the optionee's lifetime, the option shall be exercisable only by the optionee.

          (g) Immediate Exercise of Option. In the event that the Corporation or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Corporation by means of a sale, merger, reorganization or liquidation ("Corporate Transaction"), then each option to acquire Common Stock at the time outstanding under the Plan shall become exercisable, immediately prior to the consummation of such Corporate Transaction, with respect to the full number of shares of Common Stock at the time subject to such option; provided, however, that the exercisability as an incentive stock option under the Federal tax laws of any accelerated option shall be subject to the applicable dollar limitation of Section VI(b). However, an outstanding option shall not be so accelerated if the terms of the agreement require as a prerequisite for the consummation of the Corporate Transaction that such option is either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof. The determination of such comparability shall be made by the Board, and its determination shall be conclusive and binding on all persons who have an interest in the Plan. Immediately after the consummation of the Corporate Transaction, all outstanding options (whether or not accelerated) shall expire and be of no further force or effect whatsoever, unless assumed by the successor corporation or parent thereof.

          (h) Stockholder Rights. No person shall have any rights as a stockholder with respect to the shares of Common Stock purchasable under any option granted under the Plan until he shall have exercised such option and paid the exercise price for the purchased shares.

     VI.  INCENTIVE OPTIONS

          Incentive Options granted under the Plan shall be subject to the additional terms and conditions specified below. Options which are specifically designated as "non-qualified options" or "non-statutory options" at the time of grant shall not be subject to any of the terms and conditions specified below and accordingly shall not be Incentive Options.

          (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

          (b) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000) or such greater amount as may be permitted under subsequent amendments to Section 422 of the Internal Revenue Code. To the extent the Employee holds two or more options which become exercisable for the first time in the same calendar year, the foregoing limitations or the exercisability thereof as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a non-qualified option under the Federal tax laws.

          (c) 10% Shareholder. If any individual to whom an Incentive Option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Internal Revenue
Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any one of its subsidiaries, then the following special provisions shall be applicable to the option granted to such individual:

               (1) The option price per share of the Common Stock subject to such Incentive Option shall not be less than one hundred and ten percent (110%) of the fair market value of one share of Common Stock on the date of grant; and

               (2) The option shall not have a term in excess of five (5) years from the date of grant.

           (d)  Limitation on Time of Grant.  No Incentive Option shall be
           ---  ----------------------------------------------------------
granted on or after the tenth anniversary of the last action by the Board
-------------------------------------------------------------------------
approving an increase in the number of shares available for issuance under the
------------------------------------------------------------------------------
Plan, which action was subsequently approved within 12 months by the
--------------------------------------------------------------------
shareholders.
-------------

Except as modified by the preceding provisions of this paragraph VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

     VII.  STOCK AWARDS
     ----  ------------

           (a)  Stock Bonuses.  The Committee may award shares under the Plan as
           ---  ----------------------------------------------------------------
stock bonuses. Shares awarded as a bonus shall be subject to the terms,
-----------------------------------------------------------------------
conditions and restrictions determined by the Committee. The restrictions may
-----------------------------------------------------------------------------
include restrictions concerning transferability and forfeiture of the shares
----------------------------------------------------------------------------
awarded, together with any other restrictions determined by the Committee. The
------------------------------------------------------------------------------
Committee may require the recipient to sign an agreement as a condition of the
------------------------------------------------------------------------------
award, but may not require the recipient to pay any monetary consideration other
--------------------------------------------------------------------------------
than amounts necessary to satisfy tax withholding requirements. The agreement
-----------------------------------------------------------------------------
may contain any terms, conditions, restrictions, representations and warranties
-------------------------------------------------------------------------------
required by the Committee. The certificates representing the shares awarded
---------------------------------------------------------------------------
shall bear any legends required by the Committee.
-------------------------------------------------

           (b)  Restricted Stock.  The Committee may issue shares under the Plan
           ---  ----------------------------------------------------------------
for any consideration (including promissory notes and services) determined by
-----------------------------------------------------------------------------
the Committee. Shares issued under the Plan shall be subject to the terms,
--------------------------------------------------------------------------
conditions and restrictions determined by the Committee. The restrictions may
-----------------------------------------------------------------------------
include restrictions concerning transferability, repurchase by the Corporation
------------------------------------------------------------------------------
and forfeiture of the shares issued, together with any other restrictions
-------------------------------------------------------------------------
determined by the Committee. All Common Stock issued pursuant to this section
-----------------------------------------------------------------------------
VII(b) shall be subject to a purchase agreement, which shall be executed by the
-------------------------------------------------------------------------------
Corporation and the prospective purchaser of the shares before the delivery of
------------------------------------------------------------------------------
certificates representing the shares to the purchaser. The purchase agreement
-----------------------------------------------------------------------------
may contain any terms, conditions, restrictions, representations and warranties
-------------------------------------------------------------------------------
required by the Committee. The certificates representing the shares shall bear
------------------------------------------------------------------------------
any legends required by the committee.
--------------------------------------

     VIII. EFFECTIVE DATE AND TERM OF PLAN

           (a) The Plan initially became effective on the date it was adopted by the Board, but before any options granted under the Plan could become exercisable, the Plan had to be approved by the holders of at least a majority of the Corporation's outstanding voting stock represented and voting at a duly-held meeting at which a quorum was present, provided the shares voting for approval also constituted at least a majority of the required quorum. If such stockholder approval had not been obtained, then any options previously granted under the Plan would have terminated and no further options would have been granted. Subject to such limitation, the Committee was authorized to grant options under the Plan at any time after the adoption of the Plan by the Board.

           (b)  Unless sooner terminated in accordance with Section IX[VIII],
                                                                    --
the Plan shall terminate on [the earlier of (i) December 31, 2002 or (ii)] the date upon which all the shares of Common Stock available for issuance under the Plans shall have been issued [pursuant to the exercise of options granted] hereunder or under the Director Plan. [If the date of termination is determined under clause (i) above, then any options outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.]

     IX[VIII].  AMENDMENT OR DISCONTINUANCE BY BOARD ACTION

            (a) The Board may amend, suspend or discontinue the Plan in whole or in part at any time; provided, however, that such action shall not adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, no modification of the Plan by the Board shall without the approval of the Corporation's stockholders [(i)] materially increase the number of shares of Common Stock which may be issued under the Plans (unless necessary to effect the adjustments required under Section III(d))[, (ii) materially increase the benefits accruing to participants under the Plan or
(iii) materially modify the eligibility requirements for the grant of options under the Plan].

            (b) Notwithstanding the provisions of Section IX[VIII](a), the Board hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding options under the Plan to the extent necessary to qualify any or all options under the Plan for such favorable Federal income tax treatment as may be afforded employee stock options under Section 422 of the Internal Revenue Code and regulations subsequently promulgated thereunder.

     [I]X.  CANCELLATION AND REGRANT

            The Committee shall have the exclusive authority to effect, at any time and from time to time, with the consent of the affected holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of fair market value on the new grant date.

     XI.    SPECIAL POWERS
     --

            In addition to the power and authority provided the Committee pursuant to the foregoing provisions of the Plan, the Committee shall have the full power and authority, exercisable from time to time in its sole discretion, to extend, either at the time the option is granted or at any time during which the option remains outstanding, the period for which the option is to remain exercisable following the holder's termination of Employee status from the twelve (12) month or shorter period set forth in the agreement evidencing such option to such greater period of time as the Committee shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the term thereof.

                                   Exhibit B

                 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN*

     I.   PURPOSE OF THE PLAN

          This 1996 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of Pope & Talbot, Inc., a Delaware corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     II.  DEFINITIONS

          For purposes of the Plan, the following definitions shall be in effect:

          BOARD: the Corporation's Board of Directors.

          CODE: the Internal Revenue Code of 1986, as amended.

          COMMON STOCK: shares of the Corporation's common stock.

          CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

               (a) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

               (b) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

               (c) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger.

          DOMESTIC RELATIONS ORDER: any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of an Optionee.

          EMPLOYEE PLAN: the Corporation's Employee Stock Option Plan, as amended and restated from time to time.

          EFFECTIVE DATE: the date of the 1996 Annual Stockholders Meeting, provided the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Corporation's common stock present or represented and entitled to vote at that Annual Meeting.

____________________________

*   Matter that is underlined is new; matter in [brackets] is to be deleted.
                   ----------

          ELIGIBLE DIRECTORS: those individuals who are serving as non-employee Board members on the Effective Date and those individuals who first become non-employee Board members after such Effective Date, whether through appointment by the Board or election by the Corporation's stockholders.

          FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

               (a) If the Common Stock is at the time listed or admitted to trading on the New York Stock Exchange or on any other national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date immediately prior to the date in question on the exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date immediately prior to the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (b) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the NASDAQ National Market, the Fair Market Value shall be the closing selling price per share on the date immediately prior to the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date immediately prior to the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          1934 ACT: the Securities Exchange Act of 1934, as amended.

          OPTIONEE: any person to whom an option is granted under the Plan.

          QUALIFIED DOMESTIC RELATIONS ORDER: a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p).

     III.  ADMINISTRATION OF THE PLAN

          The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

     IV.  STOCK SUBJECT TO THE PLAN

          (a) Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock issuable in the aggregate under this Plan and the Employee Plan shall not exceed the number of shares set forth in Section III(a) of the Employee Plan, as may be amended from time to time.

          (b) Should one or more outstanding options under this Plan or the Employee Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under this Plan or the Employee Plan. However, should the exercise price of an outstanding option under the Plan be paid with shares of

Common Stock, then the number of shares of Common Stock available for issuance under this Plan and the Employee Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

          (c) Should any change be made to the Common Stock issuable under the Plan and the Employee Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then the Board shall make appropriate adjustments to
(i) the maximum number and/or class of securities issuable in the aggregate under this Plan and the Employee Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per each newly-elected or continuing non-employee Board member under the Plan, and
(iii) the number and/or class of securities and price per share in effect for each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

     V.   TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          (a) Grant Date. Option grants shall be made on the dates specified below:

              (1) Each individual who is serving as an Eligible Director on the Effective Date shall automatically be granted on that date a non-statutory option to purchase 2,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any subsidiary).

              (2) Each individual who first becomes an Eligible Director after the Effective Date, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 3,000 [2000]
                                                                    -----
shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any subsidiary corporation).

              (3) At every Annual Stockholders Meeting, beginning with the 2001
                                                                           ----
[1997] Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, shall automatically be granted a non-statutory option to purchase 3,000 [1000] shares of Common Stock,
                                           -----
provided such individual has served as a director for at least six (6) months. There shall be no limit on the number of such 3,000 [1000] option grants any one
                                              -----
non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any subsidiary) shall be eligible to receive such annual option grants.

          (b) Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

          (c) Payment. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

              (1) cash or check made payable to the Corporation's order;

              (2) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

              (3) payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) shall concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this Section V(c), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option, payment of the option exercise price for the purchased shares must accompany the exercise notice.

          (d) Option Term. Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.

          (e) Exercisability. Each automatic grant shall be immediately exercisable for any or all of the option shares as fully vested shares.

          (f) Limited Transferability of Options. During Optionee's lifetime, the option may be exercised only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, an option may be assigned in whole or in part pursuant to the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

          (g) Effect of Termination of Board Service.

              (1) Should the Optionee cease for any reason to serve as a Board member while holding one or more automatic option grants under the Plan, then such individual shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares at the time subject to that option.

              (2) Should the Optionee die while in Board service or within twelve (12) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares at the time subject to that option, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's cessation of Board service.

              (3) In no event shall any automatic grant remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 or 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding with respect to all remaining option shares.

           (h) Stockholder Rights. The holder of an automatic option grant shall have no stockholder rights with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

           (i) Stock Option Agreement. Each automatic option grant shall be evidenced by a Stock Option Agreement in a form consistent with the terms of the Plan.

     VI.   CORPORATE TRANSACTION

           (a) Immediately following the consummation of any Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent such grant is assumed by the successor entity or its parent corporation.

           (b) Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

           (c) The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     VII.  AMENDMENT OF THE PLAN AND AWARDS

           The Board has complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected Optionees consent to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to [(i)] materially increase the maximum number of shares issuable in the aggregate under this Plan and the Employee Plan [or the number of shares issuable per newly-elected or continuing non-employee Board member, except for permissible adjustments under Section IV(c), (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants].

     VIII. EFFECTIVE DATE AND TERM OF PLAN

          (a) The Plan shall be effective on the date of the 1996 Annual Stockholders Meeting, provided the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Corporation's common stock present or represented and entitled to vote at such Annual Meeting, and the initial automatic option grants under the Plan shall be made on such date. If such stockholder approval is not obtained, then the Plan shall terminate and no options shall be granted under the Plan.

            (b) The Plan shall remain in effect until [the earlier of (i) December 31, 2005 or (ii)] the date on which all shares available for issuance under this Plan and the Employee Plan shall have been issued pursuant to the exercise of outstanding options. [If the date of plan termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing those grants.]

     IX.    USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes

     X.     REGULATORY APPROVALS

            (a) The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

            (b) No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

     XI.    NO IMPAIRMENT OF RIGHTS

            Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

     XII.   MISCELLANEOUS PROVISIONS

            (a) The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

            (b) The provisions of the Plan relating to the exercise of the outstanding options shall be governed by the laws of the State of Oregon, as such laws are applied to contracts entered into and performed in such State.

            (c) The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                   Exhibit C

                            AUDIT COMMITTEE CHARTER

     I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance. Key components of fulfilling this charge include:

     . Facilitating and maintaining an open avenue of communication among the Board of Directors, Audit Committee, Senior Management and the independent accountants.
     . Serving as an independent and objective party to monitor the quality and integrity of the corporation's financial reporting process and internal control system.
     .  Reviewing and appraising the efforts of the independent accountants.
     . Providing direction to and oversight of the internal audit function to assure that an adequate system of internal controls over key business risks is functioning within the Company.
     . Providing direction to and oversight of the Company's Pension and Foreign Currency Committees and the Risk Management function with respect to insurance, environmental liabilities and other related risk areas.

     II.  ORGANIZATION/COMPOSITION

     The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. Each member will be free from any relationship that, in the opinion of the Board or Audit Committee members, would interfere with his or her individual exercise of independent judgment. All members of the committee will be generally knowledgeable in financial and auditing matters, and at least one member must have accounting or related financial management expertise. The Board will designate a Chair. Each Board Member appointed to the Committee will be subject to periodic reconfirmation and may be removed by the Board at any time.

     III. MEETINGS

     Meetings will focus primarily on audit/financial issues, internal controls and legal compliance. The Committee Chair will have sole discretion in determining the meeting attendees and agenda.

     IV.  RESPONSIBILITIES AND DUTIES

     The Audit Committee members will fulfill their duties and responsibilities as follows:

        A.  General

            . Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibility, including structure, processes and membership requirements. The charter will be reviewed as necessary, but at least annually, and such charter shall be included as an appendix to the Company's Proxy Statement as required by SEC rules.

            . Actively engage in a dialogue with the independent public accountants with respect to any disclosed relationships with the Company that may have an impact on the objectivity and independence of their reports and recommend appropriate action to the Board of Directors to satisfy the independence requirement.
            .  Maintain minutes or other records of meetings and activities.
            . Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.
            . Prepare a report to be included in the Company's annual proxy materials that discloses whether the Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed certain matters described in Statement on Auditing Standards No. 61 with the independent public accountants, (3) reviewed certain written disclosures provided by the independent public accountants, and (4) based on a review of items (1) - (3), recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.
            . As part of executing the responsibility to foster open communication, the Committee will meet at least annually in private executive session without members of senior management present with the independent accountants to discuss matters that the Committee or the accountants believe should be discussed privately.
            . Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation within its jurisdiction under this Charter.

        B.  Independent Accountants

            . Recommend to the Board the selection and retention of the independent accountants, considering independence and effectiveness, and approve the fees to be paid to the independent accountants. The Committee will discuss and consider the independent accountants' written disclosures (received annually) with respect to the independent accountants' independence status.
            . Nominate the independent accountants to be proposed for shareholder approval in any proxy statement or approve any replacement of the independent accountants.
            .  Instruct the independent accountants that they are ultimately accountable to the Board of Directors and the Audit Committee.
            .  Meet with the independent accountants and financial management of the Company to review the scope of the proposed external audit for the current year and the audit procedures to be used, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent accountants.
            . Review the coordination of internal and external audit procedures to promote an effective use of resources and ensure a complete, but non-redundant audit.
            . Consult with independent accountants without management's presence about internal controls, the fullness/accuracy of the financial statements, the independent accountants' evaluation of the corporation's financial and accounting personnel and the cooperation that the independent accountants received during the course of the audit.

        C.  Internal Audit/Internal Controls

            .  Discuss with management and the independent accountants the quality and adequacy of the Company's internal controls.
            .  Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risks.
            . Provide guidance and oversight to the internal audit function of the Company, including review of the annual internal audit plan.
            . Receive a summary of findings from completed internal audits and management's response to such findings.
            . Consider recommendations from the independent accountants regarding internal controls, information technology controls and security and other matters relating to the Company and review the correction of controls or processes deemed to be needing improvement.

        D.  Financial Statements

            . Review audited financial statements and related footnotes with management and the independent accountants and approve such financial statements prior to filing the Company's annual report on Form 10-K. Review related independent accountant's report with management and independent accountants. It is anticipated that these discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded and such other inquiries as may be appropriate.
            . The Chair will meet with (telephonic or in person) financial management to review the Company's interim financial results prior to the release of earnings and filing of Form 10-Q. The Chair will inform the Committee if needed.
            . Advise financial management and the independent accountants that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

                              POPE & TALBOT, INC.
         Proxy for the Annual Meeting of Shareholders, April 26, 2001
                 Solicited on behalf of the Board of Directors


The undersigned hereby appoints Peter T. Pope, Kenneth G. Hanna and Lionel G. Dodd, jointly and severally, with full power of substitution, proxies of the undersigned, to vote the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Pope & Talbot, Inc. to be held on April 26, 2001 and at any adjournments thereof.

Please mark, sign and date this Proxy Card on the reverse side and return it promptly using the enclosed reply envelope.

1.   Authority to vote for the           [_] FOR     [_] WITHHOLD AUTHORITY
     following nominees to the
     Board of Directors to serve
     three-year terms, as
     described in the accompanying
     Proxy Statement (The Board of
     Directors recommends a vote
     FOR all nominees):

              CHARLES CROCKER, MICHAEL FLANNERY, ROBERT G. FUNARI

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

___________________________________

2.   The proposal to approve             [_] FOR     [_] AGAINST     [_] ABSTAIN
     amendments to the Company's
     Employee Stock Option Plan to
     authorize 500,000 additional
     shares of common stock for
     issuance under the plan and
     make certain other changes.
     (The Board of Directors
     recommends a vote FOR): and

3.   The proposal to approve             [_] FOR     [_] AGAINST     [_] ABSTAIN
     amendments to the Company's
     1996 Non-Employee Director
     Stock Option Plan to increase
     the number of shares granted
     as the initial and annual
     stock option grants under
     the plan and make certain
     other changes.  (The Board of
     Directors recommends a vote
     FOR): and

4.   The proposal to ratify the          [_] FOR     [_] AGAINST     [_] ABSTAIN
     selection of Arthur Andersen
     LLP to continue as independent
     certified public accountants
     for the year 2001.  (The Board
     of Directors recommends a vote
     FOR): and

5.   In their discretion, upon any
     such other matters as may
     properly come before the
     meeting.

                              Unless otherwise specified, the proxies are granted the authority to vote for the election of all or any of the nominees for Director and for Proposals 2, 3 and 4.

                              Please date, sign and return this proxy in the enclosed envelope.

Signature(s):                                 Dated:                      , 2001
             _________________________________      ______________________
Please sign here exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please so indicate.